EXHIBIT 21.1

Legal Name	President Company/ Owner	Jurisdiction of Organization / Formation
1645 Florence Rd TN LLC	Standard Bearer Healthcare OP, LP	Delaware
2016 Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
2020 Health Holdings LLC	The Ensign Group, Inc.	Nevada
2025 CO Health Holdings LLC	The Ensign Group, Inc.	Nevada
2310 South Eldridge Parkway Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
2410 Stillhouse Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
24th Street Healthcare Associates LLC	Bandera Healthcare LLC	Nevada
307 Air Medical Transportation, LLC	Pioneer Transportation Holdings LLC	Nevada
524 West Main Street TN LLC	Standard Bearer Healthcare OP, LP	Delaware
726 Kentucky Avenue S TN LLC	Standard Bearer Healthcare OP, LP	Delaware
Abbot Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Adipiscor, LLC	The Ensign Group, Inc.	Nevada
Agape Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Alice Branch Healthcare LLC	Keystone Care LLC	Nevada
Allen Creek Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Alvarado Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Amelia Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
American Lake Healthcare, Inc.	Pennant Healthcare LLC	Nevada
American Pika Healthcare LLC	Pennant Healthcare LLC	Nevada
American Robin Healthcare, Inc.	Keystone Care LLC	Nevada
Ann Arbor Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Anza Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Apache Trail Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Appaloosa Healthcare, Inc.	Ellis Pointe Health Holdings LLC	Nevada
Apple Springs Healthcare, Inc.	Keystone Care LLC	Nevada
Archstone Healthcare LLC	Milestone Healthcare LLC	Nevada
Armstrong Healthcare, Inc.	Keystone Care LLC	Nevada
Arrington Valley Healthcare, Inc.	Southstone Healthcare LLC	Nevada
Arris Health Services LLC	Covalence Health Holdings LLC	Nevada
Arvada Healthcare, Inc.	Endura Healthcare LLC	Nevada
Ascent Health Services LLC	Bridge Holding Company, LLC	Nevada
Atlantic Memorial Healthcare Associates, Inc.	Flagstone Healthcare South LLC	Nevada
Avalanche Healthcare, Inc.	Endura Healthcare LLC	Nevada
Avebury Healthcare LLC	Milestone Healthcare LLC	Nevada
Avenues Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Avocado Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Aztec Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Bainbridge Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Bakorp, L.L.C.	PMD Investments, LLC	Arizona
Bandera Healthcare LLC	The Ensign Group, Inc.	Nevada
Banner Holdings LLC	The Ensign Group, Inc.	Nevada
Bannock Health Holdings LLC	The Ensign Group, Inc.	Nevada
Bardwell Healthcare, Inc.	Endura Healthcare LLC	Nevada
Baseline Healthcare, Inc.	Endura Healthcare LLC	Nevada
Bayshore Healthcare, Inc.	Flagstone Healthcare Central LLC	Nevada
Bayside Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Baywood Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Beacon Hill Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Beacon Purchasing LLC	Banner Holdings LLC	Nevada
Bear Creek Healthcare LLC	Rocky Top Healthcare LLC	Nevada
Bear Creek Senior Living, Inc.	Pennant Healthcare LLC	Nevada
Bear Ridge Health Holdings LLC	The Ensign Group, Inc.	Nevada
Bell Villa Care Associates LLC	Flagstone Healthcare South LLC	Nevada
Belmont Ridge Healthcare, Inc.	Endura Healthcare LLC	Nevada
Bennett Healthcare LLC	Pennant Healthcare LLC	Nevada
Bernardo Heights Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Bertetti Healthcare, Inc.	Keystone Care LLC	Nevada
Best SW Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Big Blue Healthcare LLC	Gateway Healthcare LLC	Nevada
Big Creek Healthcare, Inc.	Rocky Top Healthcare LLC	Nevada
Bijou Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Bijou Healthcare LLC	Endura Healthcare LLC	Nevada
Bing Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Black Ridge Canyon Healthcare LLC	Keystone Care LLC	Nevada
Black Wolf Healthcare LLC	Rocky Top Healthcare LLC	Nevada
Blackbird Senior Living, Inc.	Bandera Healthcare LLC	Nevada
Bluebird Creek Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Bluebird Healthcare, Inc.	Hopewell Healthcare LLC	Nevada
Bluebonnet Healthcare, Inc.	Keystone Care LLC	Nevada
Boise Imaging Solutions LLC	Bakorp L.L.C.	Nevada
Bouverie Healthcare Services, Inc.	Flagstone Healthcare North LLC	Nevada
Brackenridge Healthcare, Inc.	Keystone Care LLC	Nevada
Bremer Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Brenwood Park Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Bridge Holding Company, LLC	The Ensign Group, Inc.	Nevada
Bridge Resources LLC	Bridge Holding Company, LLC	Nevada
Bridger Health Holdings LLC	The Ensign Group, Inc.	Nevada
Bridgestone Living LLC	The Ensign Group, Inc.	Nevada
Brody Bay Healthcare, Inc.	Flagstone Healthcare North LLC	Nevada
Broken Ridge Healthcare, Inc.	Endura Healthcare LLC	Nevada
Brownsville Care Associates, Inc.	Keystone Care LLC	Nevada
Bruce Neenah Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Buffalo Creek Healthcare LLC	Keystone Care LLC	Nevada
Buffington Gardens Health Holdings LLC	Great Forrest Holdings LLC	Nevada
Burch Creek Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
C Street Health Associates LLC	Flagstone Healthcare Central LLC	Nevada
Calavaras Creek Healthcare LLC	Keystone Care LLC	Nevada
California Nursing Academy, Inc.	Flagstone Healthcare South LLC	Nevada
Camarillo Community Care, Inc.	Flagstone Healthcare Central LLC	Nevada
Camelback Advanced Therapy LLC	Bandera Healthcare LLC	Nevada
Canary Bend Healthcare LLC	Keystone Care LLC	Nevada
Cane Creek Healthcare, Inc.	Rocky Top Healthcare LLC	Nevada
Cane Island Healthcare, Inc.	Keystone Care LLC	Nevada
Canfield River Healthcare LLC	Gateway Healthcare LLC	Nevada
Canyon Springs Senior Living, Inc.	Bridgestone Living LLC	Nevada
Capstone Resources, Inc.	Capstone Transportation Investments, Inc.	Nevada
Capstone Transportation Investments, Inc.	The Ensign Group, Inc.	Nevada
Cardiff Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Cardinal Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Carnation City Healthcare, Inc.	Endura Healthcare LLC	Nevada
Carolina Healthcare LLC	Hopewell Healthcare LLC	Nevada
Carrollton Heights Healthcare, Inc.	Keystone Care LLC	Nevada
Cascade Mountain Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Castle Pines Healthcare LLC	Endura Healthcare LLC	Nevada
Castle Rock Healthcare, Inc.	Endura Healthcare LLC	Nevada
Cedar City Healthcare LLC	Milestone Healthcare LLC	Nevada
Cedar Ridge Transportation LLC	Woodland Transportation Holdings LLC	Nevada
Central Avenue Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Chaparral Healthcare, Inc.	Keystone Care LLC	Nevada
Chateau Julia Healthcare, Inc.	Endura Healthcare LLC	Nevada
Cherokee Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Cherry Hills Healthcare, Inc.	Endura Healthcare LLC	Nevada
Chickadee Healthcare LLC	Keystone Care LLC	Nevada
Chimney Rock Healthcare, Inc.	Endura Healthcare LLC	Nevada
Circle Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
City Heights Health Associates LLC	Flagstone Healthcare South LLC	Nevada
Claremont Foothills Health Associates LLC	Flagstone Healthcare Central LLC	Nevada
Clark Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Claydelle Healthcare LLC	Flagstone Healthcare South LLC	Nevada
Clear Skies Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Clear Sky Flights LLC	Pioneer Transportation Holdings LLC	Nevada
Clint Trail Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Cloverleaf Healthcare LLC	Gateway Healthcare LLC	Nevada
Clovis Point Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Coalescence Health Services, LLC	Bridge Holding Company, LLC	Nevada
Coldwater Springs Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Colton River Healthcare LLC	Keystone Care LLC	Nevada
Columbia Respiratory Care, LLC	Covalence Health Holdings LLC	Nevada
Columbia River Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Concord Avenue Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Congaree Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Connect Health Group, Inc.	The Ensign Group, Inc.	Nevada
Connect Health Holdings, Inc. (fka Quorum Ventures, Inc.)	The Ensign Group, Inc.	Nevada
Conrad Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Constitution Road Healthcare, Inc.	Endura Healthcare LLC	Nevada
Conway Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Copeland Healthcare, Inc.	Keystone Care LLC	Nevada
Cornet Limited, Inc.	The Ensign Group, Inc.	Arizona
Costa Victoria Healthcare LLC	Flagstone Healthcare South LLC	Nevada
Cotton Glen Healthcare LLC	Keystone Care LLC	Nevada
Cottontail Creek Healthcare, Inc.	Endura Healthcare LLC	Nevada
Covalence Health Holdings LLC	The Ensign Group, Inc.	Nevada
Cow Creek Healthcare, Inc.	Keystone Care LLC	Nevada
Crane Creek Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Creed Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Cress Creek Healthcare LLC	Pennant Healthcare LLC	Nevada
Crown Hill Healthcare LLC	Endura Healthcare LLC	Nevada
Crystal Lake Healthcare, Inc.	Keystone Care LLC	Nevada
Cursus Healthcare LLC	Milestone Healthcare LLC	Nevada
Cypress Creek Healthcare, Inc.	Keystone Care LLC	Nevada
D3T Enterprise, LLC	Woodland Transportation Holdings LLC	Texas
Da Vinci Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Daffodil Healthcare, Inc.	Keystone Care LLC	Nevada
Dark Sky Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Davis Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
De Moisy Healthcare LLC	Milestone Healthcare LLC	Nevada
Deer Creek Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Deer Tail Senior Living, Inc.	Flagstone Healthcare North LLC	Nevada
Deergrass Healthcare, Inc.	Flagstone Healthcare North LLC	Nevada
Desert Cove Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Desert Empire Behavioral Health, Inc.	Bandera Healthcare LLC	Nevada
Desert Lily Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Desert Mallow Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Design City Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Dessau Healthcare, Inc.	Keystone Care LLC	Nevada
Devonshire Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Dewey Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Dexter Creek Healthcare, Inc.	Endura Healthcare LLC	Nevada
Diamond Valley Health Holdings LLC	The Ensign Group, Inc.	Nevada
Discovery Trail Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Dorothy Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Dove Valley Healthcare, Inc.	Endura Healthcare LLC	Nevada
Downey Community Care LLC	Flagstone Healthcare South LLC	Nevada
Dragonfly Senior Living, Inc.	Flagstone Healthcare North LLC	Nevada
Duck Creek Healthcare, Inc.	Keystone Care LLC	Nevada
Dusk Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Eagle Harbor Healthcare LLC	Pennant Healthcare LLC	Nevada
Eagle Health Services LLC	Bridge Holding Company, LLC	Nevada
Earhart Healthcare LLC	Gateway Healthcare LLC	Nevada
East Mesa Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
East River Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Echo Canyon Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Eiffel Healthcare LLC	Keystone Care LLC	Nevada
Elati Health Holdings LLC	Turnberry Health Holdings LLC	Nevada
Elevate Air Med LLC	Capstone Transportation Investments, Inc.	Nevada
Elkhorn Health Holdings LLC	The Ensign Group, Inc.	Nevada
Ellis Pointe Health Holdings LLC	Keystone Care LLC	Nevada
Empirecare Health Associates LLC	Flagstone Healthcare Central LLC	Nevada
Endura Healthcare LLC	The Ensign Group, Inc.	Nevada
Ensidium Investments, LLC	The Ensign Group, Inc.	Nevada
Ensign Cloverdale LLC	Flagstone Healthcare North LLC	Nevada
Ensign Montgomery LLC	Flagstone Healthcare North LLC	Nevada
Ensign Palm I LLC	Flagstone Healthcare Central LLC	Nevada
Ensign Panorama LLC	Flagstone Healthcare Central LLC	Nevada
Ensign Pleasanton LLC	Flagstone Healthcare North LLC	Nevada
Ensign Sabino LLC	Bandera Healthcare LLC	Nevada
Ensign San Dimas LLC	Flagstone Healthcare Central LLC	Nevada
Ensign Santa Rosa LLC	Flagstone Healthcare North LLC	Nevada
Ensign Services, Inc.	The Ensign Group, Inc.	Nevada
Ensign Sonoma LLC	Flagstone Healthcare North LLC	Nevada
Ensign Whittier East LLC	Flagstone Healthcare South LLC	Nevada
Ensign Whittier West LLC	Flagstone Healthcare South LLC	Nevada
Ensign Willits LLC	Flagstone Healthcare North LLC	Nevada
Farmington Bay Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Fawn Meadows Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
First Creek Healthcare, Inc.	Rocky Top Healthcare LLC	Nevada
Flagstone Healthcare Central LLC	The Ensign Group, Inc.	Nevada
Flagstone Healthcare North LLC	The Ensign Group, Inc.	Nevada
Flagstone Healthcare South LLC	The Ensign Group, Inc.	Nevada
Flintrock Falls Healthcare, Inc.	Keystone Care LLC	Nevada
Floyde Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Forney Lake Healthcare LLC	Keystone Care LLC	Nevada
Forrest Hill Healthcare LLC	Keystone Care LLC	Nevada
Fossil Creek Healthcare, Inc.	Keystone Care LLC	Nevada
Founders Holdings LLC	The Ensign Group, Inc.	Nevada
Founders RX LLC	Founders Holdings LLC	Nevada
Fox Bay Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Fox Hollow Healthcare, Inc.	Endura Healthcare LLC	Nevada
Fox Sparrow Healthcare, Inc.	Keystone Care LLC	Nevada
Franklin Avenue Healthcare, Inc.	Endura Healthcare LLC	Nevada
Franklin Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
French Lake Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Fullerton Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Galena Healthcare LLC	Gateway Healthcare LLC	Nevada
Garwood Health Holdings II LLC	Standard Bearer Healthcare OP, LP	Nevada
Gate Three Healthcare LLC	Flagstone Healthcare South LLC	Nevada
Gateway Healthcare LLC	The Ensign Group, Inc.	Nevada
Gem Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Getzendaner Healthcare, Inc.	Keystone Care LLC	Nevada
Glendale Healthcare Associates LLC	Bandera Healthcare LLC	Nevada
Glimmer Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Golden Eagle Senior Living, Inc.	Flagstone Healthcare Central LLC	Nevada
Golden Oaks Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Golden Ridge Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Golden Years Program, Inc.	Milestone Healthcare LLC	Nevada
Goldenstar Healthcare, Inc.	Flagstone Healthcare Central LLC	Nevada
Goldfield Mountain Healthcare LLC	Bandera Healthcare LLC	Nevada
Good Hope Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Gooding Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Graceland Senior Living, Inc.	Gateway Healthcare LLC	Nevada
Grand Avenue Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Grand Villa PHX, Inc.	Keystone Care LLC	Nevada
Grassland Healthcare and Rehabilitation, Inc.	Keystone Care LLC	Nevada
Great Forrest Holdings LLC	The Ensign Group, Inc.	Nevada
Green Bay Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Green Heron Senior Living, Inc.	Bandera Healthcare LLC	Nevada
Green Mountain Healthcare LLC	Keystone Care LLC	Nevada
Green Mountain Personalized Care, Inc.	Keystone Care LLC	Nevada
Green Valley Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Gypsum Creek Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Hamilton Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Harbor Mesa Healthcare LLC	Bandera Healthcare LLC	Nevada
Harlan Heights Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Harlingen Healthcare, Inc.	Keystone Care LLC	Nevada
Harmony Health Holdings LLC	The Ensign Group, Inc.	Nevada
Harmony Hill Healthcare, Inc.	Endura Healthcare LLC	Nevada
Harrison Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Hartwell Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Hawkins Spring Healthcare LLC	Keystone Care LLC	Nevada
HB Healthcare Associates LLC	Flagstone Healthcare South LLC	Nevada
Healthlift Medical Transportation, Inc.	Capstone Transportation Investments, Inc.	Nevada
Heartland Health Holdings II LLC	Standard Bearer Healthcare OP, LP	Nevada
Hickory Creek Healthcare LLC	Gateway Healthcare LLC	Nevada
Highcross Healthcare, Inc.	Endura Healthcare LLC	Nevada
Highland Healthcare LLC	Bandera Healthcare LLC	Nevada
Higley Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Hill Country Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Holbrook Healthcare LLC	Milestone Healthcare LLC	Nevada
Holford Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Holly Plains Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Hollyleaf Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Holman Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Homedale Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Hopewell Healthcare LLC	The Ensign Group, Inc.	Nevada
Hoquiam Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Hub City Healthcare LLC	Keystone Care LLC	Nevada
Hueneme Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Huntington Beach Convalescent Hospital Asset LLC	Longboard Health Holdings LLC	Delaware
Hutchins Healthcare, Inc.	Keystone Care LLC	Nevada
Hyrum Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Immediate Clinic Seattle, Inc.	Immediate Clinic Healthcare, Inc.	Nevada
Iron Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Iron Horse Healthcare LLC	Gateway Healthcare LLC	Nevada
Jack Finney Healthcare, Inc.	Keystone Care LLC	Nevada
Jack Pines Healthcare LLC	Gateway Healthcare LLC	Nevada
JARR Transportation Group, Inc.	Capstone Transportation Investments, Inc.	Arizona
Jefferson Healthcare LLC	Flagstone Healthcare South LLC	Nevada
Jordan Health Associates, Inc.	Milestone Healthcare LLC	Nevada
Joseph Peak Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
JRT Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Juniper Springs Healthcare, Inc.	Flagstone Healthcare North LLC	Nevada
Kendrick Healthcare LLC	Keystone Care LLC	Nevada
Kenosha Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Kettle Creek Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Keystone Care LLC	The Ensign Group, Inc.	Nevada
Kingston Falls Healthcare LLC	Hopewell Healthcare LLC	Nevada
Klement Healthcare, Inc.	Keystone Care LLC	Nevada
Knight Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Korsin Healthcare LLC	Flagstone Healthcare Central LLC	Nevada
Krypton Health Services LLC	Covalence Health Holdings LLC	Nevada
La Jolla Skilled LLC	Flagstone Healthcare South LLC	Nevada
La Veta Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Lacefield Healthcare LLC	Rocky Top Healthcare LLC	Nevada
Lake Cassidy Health Holdings LLC	The Ensign Group, Inc.	Nevada
Lake Island Healthcare LLC	Keystone Care LLC	Nevada
Lake Morris Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Lake Pleasant Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Lake Pointe Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Lake Waco Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Lake Washington Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Lake Winnebago Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Lakewood Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Lakewood Healthcare, Inc.	Endura Healthcare LLC	Nevada
Last Empire Healthcare LLC	Pennant Healthcare LLC	Nevada
Latham River Healthcare, Inc.	Endura Healthcare LLC	Nevada
Ledbetter Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Legend Lake Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Lemon Grove Health Associates LLC	Flagstone Healthcare South LLC	Nevada
Lightning Healthcare, Inc.	Flagstone Healthcare North LLC	Nevada
Lil’ Tots Day Program, Inc.	Milestone Healthcare LLC	Nevada
Lilac City Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Lilly Road Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Lindahl Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Link Support Services, Inc.	Cornet Limited, Inc.	Nevada
Little Blue Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Little Mountain Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Little Village Day Care, Inc.	Keystone Care LLC	Nevada
Littleton Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Livingston Care Associates, Inc.	Keystone Care LLC	Nevada
Lone Star MTC, Inc.	Capstone Transportation Investments, Inc.	Nevada
Longboard Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Longs Peak Healthcare, Inc.	Endura Healthcare LLC	Nevada
Lookout Mountain Healthcare LLC	Bandera Healthcare LLC	Nevada
Lost Cane Senior Living, Inc.	Flagstone Healthcare North LLC	Nevada
Lowell Healthcare, Inc.	Endura Healthcare LLC	Nevada
Lucky Peak Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Ludden Healthcare LLC	Bandera Healthcare LLC	Nevada
Luna Vega Healthcare LLC	Pennant Healthcare LLC	Nevada
Lynnwood Health Services, Inc.	Pennant Healthcare LLC	Nevada
Lynx Canyon Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Madison Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Madison Pointe Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Magic Valley Senior Living, Inc.	Bridgestone Living LLC	Nevada
Magic Way Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Mahogany Mountain Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Malcolm Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Manitowoc Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Manor Park Healthcare LLC	Pennant Healthcare LLC	Nevada
Manzanita Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Maple Hills Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Marble City Healthcare, Inc.	Rocky Top Healthcare LLC	Nevada
Marguerite Holdings LLC	The Ensign Group, Inc.	Nevada
Mariano Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Marion Health Associates, Inc.	Endura Healthcare LLC	Nevada
Market Bayou Healthcare, Inc.	Keystone Care LLC	Nevada
Marshall Lake Healthcare LLC	Keystone Care LLC	Nevada
Mason Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Mason Park Healthcare, Inc.	Pennant Healthcare LLC	Nevada
MavStar Medical Transportation, Inc.	Capstone Transportation Investments, Inc.	Nevada
McAllen Care Associates, Inc.	Keystone Care LLC	Nevada
McAllen Community Healthcare LLC	Keystone Care LLC	Nevada
McCall Healthcare LLC	Pennant Healthcare LLC	Nevada
McFarland Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
MedStar Medical Transportation, LLC	JARR Transporation Group, Inc.	Arizona
Menomonee Health Holdings LLC	The Ensign Group, Inc.	Nevada
Merchant Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Meridian Healthcare LLC	Pennant Healthcare LLC	Nevada
Merrill Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Midland Nampa Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Midland Nampa Healthcare LLC	Pennant Healthcare LLC	Nevada
Midnight Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Milestone Healthcare LLC	The Ensign Group, Inc.	Nevada
Millcreek Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Mission Trails Healthcare LLC	Flagstone Healthcare South LLC	Nevada
Misty Willow Healthcare, Inc.	Keystone Care LLC	Nevada
Mockingbird Healthcare, Inc.	Keystone Care LLC	Nevada
Monroe Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Montebella Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Montecito Outpatient Rehabilitation LLC	Bandera Healthcare LLC	Nevada
Moon Cove Healthcare, Inc.	Pennant Healthcare LLC owned; Milestone Healthcare LLC operated	Nevada
Moonflower Healthcare, Inc.	Keystone Care LLC	Nevada
Moonrise Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Morning Glory Healthcare, Inc.	Flagstone Healthcare Central LLC	Nevada
Mount Lemmon Healthcare LLC	Bandera Healthcare LLC	Nevada
Mount Sunflower Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Mountain View Retirement, Inc.	Milestone Healthcare LLC	Nevada
Mountain Violet Healthcare, Inc.	Flagstone Healthcare North LLC	Nevada
Muriel Healthcare LLC	Bandera Healthcare LLC	Nevada
Murphy Health Holdings II LLC	Standard Bearer Healthcare OP, LP	Nevada
Murphy Road Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Mussel Rock Healthcare, Inc.	Flagstone Healthcare North LLC	Nevada
Mustang Ridge Healthcare, Inc.	Keystone Care LLC	Nevada
Myers Pond Healthcare LLC	Keystone Care LLC	Nevada
Myracle Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Myrtle Springs Healthcare LLC	Ellis Pointe Health Holdings LLC	Nevada
Narrows Peak Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Nautilus Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
NB Brown Rock Healthcare, Inc.	Keystone Care LLC	Nevada
Nelson Peak Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
New England Medical Transportation, Inc.	Capstone Transportation Investments, Inc.	Nevada
Nickel Valley Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Nightfall Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Nobel Health Properties LLC	Standard Bearer Healthcare OP, LP	Nevada
Nordic Valley Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
North Fork Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
North Mountain Healthcare LLC	Bandera Healthcare LLC	Nevada
North Parkway Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
North Parkway Healthcare LLC	Milestone Healthcare LLC	Nevada
North Silver Healthcare, Inc.	Flagstone Healthcare Central LLC	Nevada
Northern Oaks Healthcare, Inc.	Keystone Care LLC	Nevada
Oak Point Healthcare, Inc.	Keystone Care LLC	Nevada
Oak Prairie Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Oceanview Healthcare, Inc.	Keystone Care LLC	Nevada
Ocotillo Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Old Pueblo Medical Transportation, Inc.	Capstone Transportation Investments, Inc.	Nevada
Olmstead Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Olympic Marmot Healthcare LLC	Pennant Healthcare LLC	Nevada
Olympus Health, Inc.	Milestone Healthcare LLC	Nevada
One Hope Healthcare LLC	Bandera Healthcare LLC	Nevada
One Hope Senior Living LLC	Flagstone Healthcare Central LLC	Nevada
Oneida Creek Health Holdings LLC	Great Forrest Holdings LLC	Nevada
Orange Grove Healthcare, Inc.	Hopewell Healthcare LLC	Nevada
Orange Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Orchard Bay Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Orman Ridge Healthcare LLC	Endura Healthcare LLC	Nevada
Osage Valley Healthcare LLC	Gateway Healthcare LLC	Nevada
Ottawa Healthcare LLC	Gateway Healthcare LLC	Nevada
Padua Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Palm Valley Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Panorama Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Park Waverly Healthcare LLC	Bandera Healthcare LLC	Nevada
Parker Creek Healthcare LLC	Gateway Healthcare LLC	Nevada
Parkside Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Pendant Staffing CA, LLC	Pendant Staffing, Inc.	Nevada
Pendant Staffing, Inc.	The Ensign Group, Inc.	Nevada
Pendant Staffing, LLC	Pendant Staffing, Inc.	Nevada
Pennant Healthcare LLC	The Ensign Group, Inc.	Nevada
Peoria Healthcare LLC	Bandera Healthcare LLC	Nevada
Percheron Healthcare LLC	Ellis Pointe Health Holdings LLC	Nevada
Permunitum LLC	The Ensign Group, Inc.	Nevada
Perris Hills Healthcare LLC	Flagstone Healthcare Central LLC	Nevada
Phoenix Mountain Therapy LLC	Bandera Healthcare LLC	Nevada
Pikes Peak Healthcare, Inc.	Endura Healthcare LLC	Nevada
Pine Forest Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Piney Lufkin Healthcare, Inc.	Keystone Care LLC	Nevada
Pioneer Transportation Holdings LLC	Capstone Transportation Investments, Inc.	Nevada
Pleasant Run Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
PMD Investments, LLC	The Ensign Group, Inc.	Nevada
PMD X-Ray Services, LLC	Bakorp L.L.C.	Nevada
PMDAZ, LLC	Bakorp L.L.C.	Nevada
PMDCO, LLC	Bakorp L.L.C.	Nevada
PMDTC, LLC	Bakorp L.L.C.	Nevada
PMDUT, LLC	Bakorp L.L.C.	Nevada
Pocatello Health Services, Inc.	Pennant Healthcare LLC	Nevada
Pointe Meadow Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Pomerado Ranch Healthcare LLC	Keystone Care LLC	Nevada
Ponderosa Pine Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Portside Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
POST Rio Grande Valley LLC	Woodlands Therapy Holdings LLC	Nevada
POST THERAPY LLC	Woodlands Therapy Holdings LLC	Nevada
POST Westover Hills LLC	Woodlands Therapy Holdings LLC	Nevada
Poudre Creek Health Holdings LLC	The Ensign Group, Inc.	Nevada
Powderhorn Mountain Healthcare LLC	Keystone Care LLC	Nevada
Powers Park Healthcare, Inc.	Flagstone Healthcare Central LLC	Nevada
Prairie Creek Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Prairie Ridge Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Prairie Waters Healthcare, Inc.	Endura Healthcare LLC	Nevada
Presidio Diagnostics LLC	Bakorp L.L.C.	Nevada
Presidio Health Associates LLC	Bandera Healthcare LLC	Nevada
Price Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Primrose Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Primrose Healthcare, Inc.	Keystone Care LLC	Nevada
Provo Bay Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Quail Creek Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Queenston Healthcare, Inc.	Keystone Care LLC	Nevada
Quorum Services, Inc.	The Ensign Group, Inc.	Nevada
Racine Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Radiant Hills Health Associates LLC	Bandera Healthcare LLC	Nevada
Railroad Crossing Healthcare, Inc.	Hopewell Healthcare LLC	Nevada
Ramon Healthcare Associates LLC	Flagstone Healthcare Central LLC	Nevada
Randolph Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Raven Lake Healthcare, Inc.	Rocky Top Healthcare LLC	Nevada
Ravenscroft Healthcare LLC	Gateway Healthcare LLC	Nevada
Red Cliffs Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Red Mountain Healthcare LLC	Bandera Healthcare LLC	Nevada
Redbrook Healthcare Associates LLC	Flagstone Healthcare Central LLC	Nevada
RenewCare of Scottsdale, Inc.	Bandera Healthcare LLC	Nevada
Respire Health Services LLC	Covalence Health Holdings LLC	Nevada
Rex Road Healthcare LLC	Pennant Healthcare LLC	Nevada
Richmond Senior Services, Inc.	Keystone Care LLC	Nevada
Rigby Creek Senior Living, Inc.	Flagstone Healthcare South LLC	Nevada
Rillito River Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Rincon Bayou Healthcare LLC	Keystone Care LLC	Nevada
Rio Hondo Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Rio Mesa Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
River Bluff Healthcare, Inc.	Rocky Top Healthcare LLC	Nevada
River Hawk Healthcare LLC	Gateway Healthcare LLC	Nevada
River Otter Healthcare LLC	Pennant Healthcare LLC	Nevada
Riverside Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Riverview Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Riverview Village Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Riverwalk Healthcare, Inc.	Keystone Care LLC	Nevada
Roadrunner Healthcare, Inc.	Keystone Care LLC	Nevada
Rock Canyon Healthcare LLC	Endura Healthcare LLC	Nevada
Rock Hill Healthcare LLC	Hopewell Healthcare LLC	Nevada
Rocky Mountain Medical Transportation Company, Inc.	Capstone Transportation Investments, Inc.	Nevada
Rocky Top Healthcare LLC	The Ensign Group, Inc.	Nevada
Rose Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Rose Park Healthcare Associates, Inc.	Flagstone Healthcare South LLC	Nevada
Rosemead Health Holdings LLC	The Ensign Group, Inc.	Nevada
Rowlett Creek Healthcare LLC	Keystone Care LLC	Nevada
Royal View Healthcare LLC	Bandera Healthcare LLC	Nevada
Russet Ridge Healthcare LLC	Pennant Healthcare LLC	Nevada
Sadie Ranch Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Sage Meadow Healthcare, Inc.	Keystone Care LLC	Nevada
Sage Terrace Healthcare LLC	Keystone Care LLC	Nevada
Sagebrush Healthcare, Inc.	Flagstone Healthcare North LLC	Nevada
Salado Creek Senior Care, Inc.	Keystone Care LLC	Nevada
Salisbury Plain Healthcare LLC	Milestone Healthcare LLC	Nevada
Salt Creek Healthcare LLC	Bandera Healthcare LLC	Nevada
Saltwater Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Sand Creek Healthcare, Inc.	Southstone Healthcare LLC	Nevada
Sand Hollow Healthcare LLC	Milestone Healthcare LLC	Nevada
Sanderson Lake Healthcare, Inc.	Endura Healthcare LLC	Nevada
Sandpiper Senior Living LLC	Flagstone Healthcare South LLC	Nevada
Santa Catalina Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Santa Maria Healthcare, Inc.	Flagstone Healthcare Central LLC	Nevada
Santiago Healthcare LLC	Keystone Care LLC	Nevada
Santiago Personal Care, Inc.	Keystone Care LLC	Nevada
Sarsen Healthcare LLC	Milestone Healthcare LLC	Nevada
Savoy Healthcare, Inc.	Keystone Care LLC	Nevada
Sawtooth Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Scandinavian Court Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Seaboard Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Seagull Lane Healthcare, Inc.	Flagstone Healthcare Central LLC	Nevada
Second West Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Sedgewood Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Sentinel Peak Healthcare LLC	Bandera Healthcare LLC	Nevada
Sheboygan Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Sherman Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Sherwood Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Shiloh Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Shoshone Health Holdings LLC	The Ensign Group, Inc.	Nevada
Sidewinder Healthcare, Inc.	Endura Healthcare LLC	Nevada
Siena Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Silver Falls Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Skywalk Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Smoky Mountain Healthcare, Inc.	Rocky Top Healthcare LLC	Nevada
Somers Kenosha Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Songbird Healthcare, Inc.	Keystone Care LLC	Nevada
South C Health Holdings LLC	The Ensign Group, Inc.	Nevada
South Valley Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Southern Charm Healthcare LLC	Hopewell Healthcare LLC	Nevada
Southern Oaks Healthcare LLC	Keystone Care LLC	Nevada
Southland Management LLC	Flagstone Healthcare South LLC	Nevada
Southside Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Southstone Healthcare LLC	The Ensign Group, Inc.	Nevada
Spring Creek Healthcare, Inc.	Keystone Care LLC	Nevada
Spring Trail Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Squak Valley Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Stagecoach Healthcare, Inc.	Flagstone Healthcare Central LLC	Nevada
Standard Bearer Healthcare Merger Sub, LLC	Standard Bearer Healthcare OP, LP	Maryland
Standard Bearer Healthcare OP GP, LLC	Standard Bearer Healthcare REIT, Inc.	Delaware
Standard Bearer Healthcare OP, LP	Standard Bearer Healthcare REIT, Inc.; Standard Bearer Healthcare OP GP, LLC	Delaware
Standard Bearer Healthcare REIT, Inc.	The Ensign Group, Inc.	Maryland
Standardbearer Insurance Company, Inc.	The Ensign Group, Inc.	Arizona
Stanton Lake Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Stapleton Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Starburst Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Starling Healthcare, Inc.	Hopewell Healthcare LLC	Nevada
Statler Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Steel City Healthcare, Inc.	Endura Healthcare LLC	Nevada
Steelhead Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Stevens Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Stevens Point Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Stoney Hill Healthcare LLC	Hopewell Healthcare LLC	Nevada
Storm Healthcare, Inc.	Flagstone Healthcare North LLC	Nevada
Stoughton Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Strawberry Pond Healthcare LLC	Flagstone Healthcare South LLC	Nevada
Streetcar Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Strong Creek Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Subacute Facility Services, Inc.	Gateway Healthcare LLC	Nevada
Successor Healthcare LLC	Milestone Healthcare LLC	Nevada
Sugar Maple Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Summit Healthcare, Inc.	The Ensign Group, Inc.	Nevada
Summit Trail Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Sun Mountain Health Holdings LLC	Great Forrest Holdings LLC	Nevada
Sunflower Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Sungazer Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Sunland Health Associates LLC	Bandera Healthcare LLC	Nevada
Sunny Acres Health Holdings LLC	The Ensign Group, Inc.	Nevada
Sunny Acres Healthcare LLC	Endura Healthcare LLC	Nevada
Sunrise Mountain Healthcare LLC	Bandera Healthcare LLC	Nevada
Sweet Bay Healthcare LLC	Keystone Care LLC	Nevada
Terrace Court Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Terrace Hill Healthcare LLC	Gateway Healthcare LLC	Nevada
The Ensign Group, Inc.	N/A	Delaware
TheraTroopers CA, Inc.	Theratroopers Holdings LLC	Nevada
Theratroopers Holdings LLC	The Ensign Group, Inc.	Nevada
TheraTroopers, Inc.	Theratroopers Holdings LLC	Nevada
Thompson Peak Healthcare LLC	Bandera Healthcare LLC	Nevada
Thorntree Healthcare, Inc.	Keystone Care LLC	Nevada
Thunder Healthcare, Inc.	Flagstone Healthcare North LLC	Nevada
Thunderbird Health Holdings LLC	The Ensign Group, Inc.	Nevada
Timms Hill Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Toluca Way Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Top City Healthcare LLC	Gateway Healthcare LLC	Nevada
Tortolita Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Towers Park Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Towers Park Healthcare LLC	Keystone Care LLC	Nevada
Towers Park Personal Care, Inc.	Keystone Care LLC	Nevada
Town East Healthcare, Inc.	Keystone Care LLC	Nevada
Tracy Ridge Healthcare, Inc.	Flagstone Healthcare North LLC	Nevada
Tradewind Healthcare, Inc.	Keystone Care LLC	Nevada
Treasure Hills Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Treasure Valley Senior Living, Inc.	Bridgestone Living LLC	Nevada
Treaty Healthcare, Inc.	Keystone Care LLC	Nevada
Tree City Healthcare, Inc.	Keystone Care LLC	Nevada
Trilithon Healthcare LLC	Milestone Healthcare LLC	Nevada
Truckee Meadows Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Tulip Healthcare LLC	Gateway Healthcare LLC	Nevada
Turnberry Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Turner Healthcare, Inc.	Rocky Top Healthcare LLC	Nevada
Tustin Hills Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Twinflower Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Two Rivers Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Two Trails Healthcare, Inc.	Gateway Healthcare LLC	Nevada
Union Hill Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Upland Community Care, Inc.	Flagstone Healthcare Central LLC	Nevada
Val Verda Healthcare LLC	Milestone Healthcare LLC	Nevada
Valley Ranch Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Valley View Health Services, Inc.	Pennant Healthcare LLC	Nevada
Velda Rose Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Victoria Ventura Healthcare LLC	Flagstone Healthcare Central LLC	Nevada
Victory Medical Transportation, Inc.	Capstone Transportation Investments, Inc.	Nevada
Viewpoint Healthcare LLC	Bandera Healthcare LLC	Nevada
Vintage Court Healthcare, Inc.	Flagstone Healthcare North LLC	Nevada
Vista Woods Health Associates LLC	Flagstone Healthcare South LLC	Nevada
Wallsville Healthcare LLC	Keystone Care LLC	Nevada
Washington Heights Healthcare LLC	Milestone Healthcare LLC	Nevada
Waterfall Canyon Healthcare LLC	Milestone Healthcare LLC	Nevada
Watson Woods Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Wellington Healthcare, Inc.	Keystone Care LLC	Nevada
West 5600 Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
West 5600 Healthcare LLC	Milestone Healthcare LLC	Nevada
West Ashby Healthcare, Inc.	Keystone Care LLC	Nevada
West Court Lane Healthcare, Inc.	Flagstone Healthcare North LLC	Nevada
West Escondido Healthcare LLC	Flagstone Healthcare South LLC	Nevada
West Meadow Health Holdings II LLC	Standard Bearer Healthcare OP, LP	Nevada
West Olive Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
West Owyhee Health Holdings LLC	The Ensign Group, Inc.	Nevada
West Pine Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
West Star Healthcare LLC	Flagstone Healthcare South LLC	Nevada
West Van Buren Healthcare, Inc.	Endura Healthcare LLC	Nevada
Western Canal Healthcare LLC	Bandera Healthcare LLC	Nevada
Western Edge Health Holdings LLC	Turnberry Health Holdings LLC	Nevada
Western MedFlight LLC	Pioneer Transportation Holdings LLC	Nevada
Whispering Pines Healthcare, Inc.	Keystone Care LLC	Nevada
Whitewater Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Wildcreek Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Wildwood Healthcare, Inc.	Pennant Healthcare LLC	Nevada
Willard Peak Group Home, Inc.	Milestone Healthcare LLC	Nevada
Willow Canyon Healthcare LLC	Bandera Healthcare LLC	Nevada
Willow Springs Creek Healthcare, Inc.	Keystone Care LLC	Nevada
Wiltshire Healthcare LLC	Milestone Healthcare LLC	Nevada
Windsor Lake Healthcare, Inc.	Endura Healthcare LLC	Nevada
Windy Ridge Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Wisconsin Rapids Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Wolf Point Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Wolf River Healthcare LLC	Gateway Healthcare LLC	Nevada
Wood Bayou Healthcare, Inc.	Keystone Care LLC	Nevada
Woodard Creek Healthcare LLC	Pennant Healthcare LLC	Nevada
Woodland Transportation Holdings LLC	Capstone Transportation Investments, Inc.	Nevada
Woodlands Therapy Holdings LLC	Keystone Care LLC	Nevada
Woodson Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Yellow Ridge Healthcare LLC	Keystone Care LLC	Nevada
Yellow Rose Health Holdings LLC	The Ensign Group, Inc.	Nevada
Yellowstar Healthcare LLC	Keystone Care LLC	Nevada
Youngtown Health, Inc.	Bandera Healthcare LLC	Nevada
Yucca Flats Health Holdings LLC	Standard Bearer Healthcare OP, LP	Nevada
Zion Healthcare, Inc.	Milestone Healthcare LLC	Nevada